LAKE VICTORIA UPDATES DRILL PROGRESS AT SINGIDA GOLD PROJECT, CENTRAL TANZANIA

Golden, Colorado, October 19th, 2010 (LVCA:OTCBB) – Lake Victoria Mining Company, Inc. (“Lake Victoria” or the “Company”) is pleased to provide a further update on the Reverse Circulation (RC) drilling program that is currently underway at the Sambaru 2 Target, within the Singida-Londoni gold project in Tanzania, East Africa.

Sambaru 2 was the most active of all five artisanal sites within the project area under license to Lake Victoria Resources. Artisanal mine workings extend for about 600 meters along strike and follow shear zone hosted quartz veins within greenstone host rocks.

Encouraging intersections are present in boreholes inclined at -50 degrees below the horizontal and drilled along four northeast-southwest orientated drill fences. These drill fences are spaced 80 meters apart, and cross the main area of artisanal workings. The artisanal workings are within the central to western part of the Sambaru 2 target and cover a surface area measuring about 100 meters wide by about 300 meters long.

Drill intercepts in six boreholes of between 6 and 16 meters contain abundant arsenopyrite that is often associated with quartz veins, pervasive silicification and significant amounts of suspected visible gold. These intersections appear to represent at least 2 major, steeply dipping to vertical vein structures that from drilling are present at depths of 60 to 80 meters below surface and that appear to be open and to continue to a greater depth.

Furthermore, a number of additional narrow and highly oxidized intercepts often associated with discrete shear zones, as seen in surface pits and shafts, are present between the main mineralized trends within the central area of Sambaru 2. These oxidized shears appear to narrow and divide to form two main trends of less than 1 to 2 meters wide over a strike length of about 250 meters within the southeastern part of Sambaru 2. Although, due to weathering conditions, little to no sulfide minerals have been preserved here, similar to that of the central part of Sambaru 2, these zones have been mined on surface and are expected to be mineralized. Surface workings along these shear zones continue beyond the most southeastern part of the planned drill grid for at least another 400 meters to the eastern boundary of the license. Since this area represents sites of minimal artisanal work it did not form part of the focus of the current drill program, which was aimed at determining the gold potential beneath the main areas of artisanal workings on the license. However, these strike extensions to the southeast of the main zone of mineralization are expected to be part of a follow-up drill program.

Two boreholes drilled along the northwestern limit of the planned drill program, have intersected 6 meters of arsenopyrite and associated suspected visible gold. These two boreholes contain a number of 4 meter to 5 meter wide intercepts of oxidized quartz veinlets and suggest the mineralization may continue towards the northwest. Similarly, the area between this drill fence and the Sambaru 3 target, located some 250 meters along strike to the northwest, is expected to be part of a follow-up program. The aim of tracing the mineralization along strike as well as down dip is to further define a potential gold resource at the Singida gold project.

Roger Newell, Ph.D. and Chairman of the Board of Lake Victoria said, “The reported gold pan observations from a number of boreholes at the Sambaru 2 Target represent some of the best amounts of suspected visible gold that we’ve encountered during the course of this drilling program. We are eagerly looking forward to equating these intercepts with the corresponding laboratory assay results as soon as they are released. It is expected that the drilling results from Sambaru 2 will further enhance the results that the Company has already published. ” (News Release – 13th October, 2010)

Drilling, in which a total of 24 reverse circulation drill holes amounting to 2,165 meters, has been completed at Sambaru 2. The drill is currently working on the last of the five targets within Sambaru 1 which is located about 1.2 kilometers southeast of Sambaru 2.

Once this drilling is completed, the drill rig is expected to relocate to the Company’s Kinyambwiga gold project near the eastern shore of Lake Victoria. Kinyambwiga is about 750 kilometers by road north of the Londoni-Singida gold project. A 2,000 meter reverse circulation drill program has been planned to test 3 targets at Kinyambwiga prior to the onset of the short Tanzanian rainy season.

The reader is cautioned that the potential quantity and grade of the regional exploration target is conceptual in nature; it is uncertain if further exploration will result in the exploration target being delineated as a mineral resource and there is no guarantee that these resources, if delineated, will be economic or sufficient to support a commercial mining operation. The Company's production objectives are intended to provide an indication of management's current expectations and are still conceptual in nature. It is uncertain that it will be established that these resources will be converted into economically viable mining reserves. Until a feasibility study has been completed, there is no certainty that these objectives will be met.

Clive King, P.Geo, a Qualified Person as such term is defined in Canadian National Instrument 43-101, is responsible for monitoring the supervision and quality control of Lake Victoria’s exploration program and has reviewed and verified the technical information contained in this news release. Clive King, is registered with the South African Council of Natural Scientific Professions (Pr.Sci.Nat Reg. No. 400065/09).

About the Company

Lake Victoria Mining Company, Inc. is working to create another gold mine in the world famous Lake Victoria Greenstone Belt, Tanzania, East Africa. Tanzania is Africa's third largest gold producer, behind South Africa and Ghana, but also has reserves of uranium, nickel and coal. Gold exports alone earned it $1.076 billion in 2009, up from $932.4 million the previous year. Lake Victoria holds eleven prospective gold projects and five uranium projects within its Tanzania property portfolio. Additional information regarding the Company is available on the corporate website at: www.lakevictoriaminingcompany.com or by contacting:

Lake Victoria Mining Company, Inc.
David T. Kalenuik, President and CEO

Phone: 303-586-1390
Email: info@lvcamining.com

Disclaimer
This news release may contain forward-looking statements or information within the meaning of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Canadian provincial securities laws applicable to the Company. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to obtaining financing to meet the Company's exploration programs and operating costs during its exploratory stage, the interpretation of exploration results and the estimation of mineral resources and reserves, the geology, grade and continuity of mineral deposits, the possibility that future exploration, development or mining results will not be consistent with the Company's expectations, accidents, equipment breakdowns, title matters, or other unanticipated difficulties with or interruptions in production and operations, the potential for delays in exploration or development activities or the completion of feasibility studies, the inherent uncertainty of production and cost estimates and the potential for unexpected costs and expenses, commodity price fluctuations, currency fluctuations, regulatory restrictions, including the inability to obtain mining permits and environmental regulatory restrictions and liability, the speculative nature of mineral exploration, dilution, competition, loss of key employees, and other risks and uncertainties, including those described under "Risk Factors" in the Company's Annual Report on Form 10-K filed on July 14, 2010, which is on file with the Securities and Exchange Commission, as well as the Company's periodic filings available at www.sec.gov and with Canadian Securities Administrators at www.sedar.com. Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements. Accordingly, readers are advised not to place undue reliance on forward-looking statements or information. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as is required under applicable securities laws.

Cautionary note to U.S. Investors -- The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms on this press release, such as "mineralized zones" which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosures in our annual report on Form 10-K. This press release contains information about adjacent properties on which we have no right to explore or mine. We advise U.S. investors that the SEC's mining guidelines strictly prohibit information of this type in documents filed with the SEC. U.S. Investors are cautioned that mineral deposits on adjacent properties are not indicative of mineral deposits on our properties.